UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 7, 2010

TBS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	000-51368	98-0646151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building
Earlsfort Terrace
Dublin 2, Ireland
(Address of Principal Executive Offices)

+1 353(0) 1 618 0000
 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The description under Item 2.03 is incorporated herein by reference.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 7, 2010, TBS International plc (the “Company”) and TBS International Limited (“TBS-Bermuda”) completed a transaction effected by way of a scheme of arrangement under Bermuda law pursuant to which, among other things, TBS-Bermuda became a direct, wholly-owned subsidiary of TBS-Ireland (the “Transaction”).  The Transaction was previously reported by the Company on a Form 8-K filed with the Securities and Exchange Commission on January 8, 2010.

In connection with the Transaction, the Company executed a guarantee of the obligations of the borrowers under each of the following loan agreements (together, the “Loan Agreements”) pursuant to which TBS-Bermuda or its subsidiaries is a borrower:

•
Loan Agreement, dated February 29, 2008 by and among Amoros Maritime Corp., Lancaster Maritime Corp. and Chatham Maritime Corp. as Borrowers, TBS International Limited as Parent Guarantor, and AIG Commercial Equipment Finance, Inc., as Lender;

•
 Loan Agreement dated as of January 16, 2008, as amended by a First Amendatory Agreement dated as of March 23, 2009 and a Second Amendatory Agreement dated as of December 31, 2009, by and among Bedford Maritime Corp, Brighton Maritime Corp, Hari Maritime Corp, Prospect Navigation Corp, Hancock Navigation Corp, Columbus Maritime Corp and Whitehall Marine Transport Corp. as Borrowers, TBS International Limited as Guarantor, the banks and financial institutions named thereto as Lenders, DVB Group Merchant Bank (Asia) Ltd. as Facility Agent and Security Trustee,  The Governor and Company of the Bank of Ireland as Payment Agent, DVB Bank AG, The Governor and Company of the Bank of Ireland and Natixis as Swap Banks and Mount Washington LLC as Arranger;

•
Loan Agreement, dated March 29, 2007, and Guarantee Facility Agreement, dated March 29, 2007, each among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp. and The Royal Bank of Scotland plc;

•	Loan Agreement, dated December 7, 2007, by and among Claremont Shipping Corp. and Yorkshire Shipping Corp., and Credit Suisse as Lender; and

•	Loan Agreement dated May 28, 2008 (as supplemented from time to time) and between Dyker Maritime Corp., as borrower, and Commerzbank AG, as lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: January 13, 2010	By:	/s/ Ferdinand V. Lepere
Ferdinand V. Lepere
Executive Vice President and Chief Financial Officer